EMPOWER FUNDS, INC.
Empower U.S. Government Securities Fund
Institutional Class Ticker: MXDQX
Investor Class Ticker: MXGMX
(the “Fund”)
Supplement dated January 24, 2024 to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) for the Fund, each dated April 28, 2023, as supplemented
Empower Capital Management, LLC (“ECM”) is the investment adviser to the Fund and is responsible for managing the Fund’s investment portfolio, including the investment and reinvestment of the Fund’s assets and making decisions to buy, sell or hold any particular security. At meetings held on October 5-6, 2023, the Board of Directors of Empower Funds, Inc. (“Empower Funds”), including a majority of its directors who are not “interested persons” of Empower Funds (as that term is defined in the Investment Company Act of 1940, as amended), approved the appointment of Western Asset Management Company, LLC (“WAMCO”) as the sub-adviser of the Fund effective on or about February 26, 2024 (the “Effective Date”). On the Effective Date, ECM will remain the investment adviser of the Fund while WAMCO will be responsible for managing the Fund’s investment portfolio, including the investment and reinvestment of the Fund’s assets and making decisions to buy, sell or hold any particular security.
On the Effective Date, the following changes are made to the Prospectus, Summary Prospectus, and SAI, as applicable:
Under the “Fund Summary” header of the Prospectus and Summary Prospectus, the section entitled “Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following:
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities that have been issued or guaranteed by the U.S. government or its agencies or instrumentalities. Ordinarily such securities will have principal and interest guaranteed by the U.S. government or its agencies or instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities. The Fund may enter into forward roll obligations on U.S. government securities, including mortgage dollar rolls and to-be-announced (“TBA”) securities, which count towards the Fund’s 80% policy.
The Fund invests primarily in investment grade securities and may invest in securities of any maturity. Up to 20% of the Fund’s net assets may be invested in securities that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities, including asset-backed securities. The Fund may also invest in derivatives, including but not limited to futures contracts on U.S. Treasury securities.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Western Asset Management Company, LLC (the “Sub-Adviser” or “WAMCO”). WAMCO emphasizes long-term fundamental value investing that integrates top-down macroeconomic decisions with bottom-up issuer selection.
Immediately following the “Investment Adviser” section under the “Fund Summary” header of the Prospectus and Summary Prospectus, a new section is being added:
Sub-Adviser
WAMCO
Under the “Fund Summary” header of the Prospectus and Summary Prospectus, the section entitled “Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
S. Kenneth Leech	Co-Chief Investment Officer	2024
Frederick R. Marki	Portfolio Manager	2024
John L. Bellows	Portfolio Manager	2024
Julien Scholnick	Portfolio Manager	2024
Keith A. Luna	Portfolio Manager/Research Analyst	2024
Nicholas Mastroianni	Portfolio Manager	2024
Under the “More Information about the Fund” header of the Prospectus, the section entitled “Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following:
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities that have been issued or guaranteed by the U.S. government or its agencies or instrumentalities. Ordinarily such securities will have principal and interest guaranteed by the U.S. government or its agencies or instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities. Certain U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
A mortgage-backed security is an obligation of the issuer backed by a commercial or residential mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions.
The Fund may enter into forward roll obligations on U.S. government securities, including mortgage dollar rolls and TBA securities, which count towards the Fund’s 80% policy. In a mortgage dollar roll transaction, the Fund sells securities (usually mortgage-backed securities) for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (the same type, issuer, term and coupon) on a specified future date from the same party. TBA securities are purchased or sold for a fixed price with the underlying securities to be announced at a future date. The seller does not specify the particular securities to be delivered, but instead the Fund agrees to accept any security that meets specified terms.
The Fund invests primarily in investment grade securities and may invest in securities of any maturity. Investment grade securities are those rated Baa3 or higher by Moody’s Investors Service, Inc. or BBB- or higher by Standard & Poor’s Global Ratings or are of a comparable quality if unrated. If a security held by the Fund is downgraded below the minimum quality grade discussed above, the portfolio managers will re-evaluate the security, but will not be required to sell it.
Up to 20% of the Fund’s net assets may be invested in securities that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities, including asset-backed securities. Asset-backed securities represent interests in pools of consumer loans, auto loans, student loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.
The Fund may also invest in derivatives, including but not limited to futures contracts on U.S. Treasury securities. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by WAMCO.
The Fund’s 80% policy described above is non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to the policy.
How the Sub-Adviser Selects Investments
WAMCO emphasizes long-term fundamental value investing that integrates top-down macroeconomic decisions with bottom-up issuer selection. WAMCO’s investment approach revolves around an investment outlook developed by a team of senior professionals that reviews developments in the economy and the markets and establishes a recommended portfolio structure, including targets for duration, yield curve exposure and sector allocation. WAMCO’s investment team implements the strategy using information on the relative credit strength, liquidity, issue structure, event risk, covenant protection and market valuation of available securities.
Under the “Management and Organization” header of the Prospectus, the ECM portfolio manager information found in the section entitled “Investment Adviser” is hereby deleted in its entirety.
Under the “Management and Organization” header of the Prospectus, the last three paragraphs in the “Advisory Fees” section are hereby deleted in their entirety and replaced with the following:
A discussion regarding the basis for the Board approving the investment advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2023, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2024. A discussion regarding the basis for the Board approving the sub-advisory agreement will be available in the Fund’s Annual Report to shareholders for the period ending on December 31, 2023.
Immediately following the discussion regarding the basis for approval of the investment advisory agreement in the “Advisory Fees” section under the “Management and Organization” header of the Prospectus, a new section is being added:
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
WAMCO, a California limited liability company with its principal business address at 385 E. Colorado Blvd., Pasadena, CA 91101 is registered as an investment adviser pursuant to the Advisers Act. WAMCO is a wholly-owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization.
•S. Kenneth Leech, Co-Chief Investment Officer, has served as portfolio manager of the Fund since 2024 and joined WAMCO in 1990.
•Frederick R. Marki, Portfolio Manager, has served as portfolio manager of the Fund since 2024 and joined WAMCO in 2005.
•John L. Bellows, Portfolio Manager, has served as portfolio manager of the Fund since 2024 and joined WAMCO in 2012.
•Julien Scholnick, Portfolio Manager, has served as portfolio manager of the Fund since 2024 and joined WAMCO in 2003.
•Keith A. Luna, Portfolio Manager/Research Analyst, has served as portfolio manager of the Fund since 2024 and joined WAMCO in 2003.
•Nicholas Mastroianni, Portfolio Manager, has served as portfolio manager of the Fund since 2024 and joined WAMCO in 2007.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board with a recommendation as to whether the Sub-Adviser's agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Under the “Portfolio Managers” header of the SAI, the first four paragraphs and the “Other Accounts Managed Table” in the section entitled “Empower Capital Management, LLC” are hereby deleted in their entirety and replaced with the following:
EMPOWER CAPITAL MANAGEMENT, LLC
The Empower Government Money Market Fund is managed by an internal investment management team comprised of Darrin Clough, CFA and Jason Harubin, CFA, who have both managed the Fund since 2022.
The Profile Funds, Lifetime Funds and SecureFoundation Balanced Fund are managed by an Asset Allocation Committee (“AAC”) of ECM comprised of Andrew Corwin, CFA and Maria Mendelsberg, CFA. The AAC reviews the asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. In addition, the AAC determines whether to add or delete asset classes, add or delete Underlying Funds, or change the target allocations.
The AAC is also responsible for maintaining a strategic asset allocation of the multi-managed Empower Funds’ assets with each Sub-Adviser and among asset classes. The AAC reviews the asset class allocations and target allocations among Sub-Advisers on a quarterly basis or more frequently, as deemed necessary and determines whether to add or delete asset classes or change the target allocations.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Empower Government Money Market Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2022.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Darrin Clough, CFA	1	$1,674	11	$1,750	39	$9,696	0	$0	0	$0	0	$0
Jason Harubin, CFA	0	$0	0	$0	0	$0	0	$0	0	$0	0	$0
The following table provides information regarding registered investment companies other than the Profile Funds, Lifetime Funds and SecureFoundation Balanced Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Andrew Corwin, CFA	1	$20	22	$1,916	0	$0	0	$0	0	$0	0	$0
Maria Mendelsberg, CFA	3	$3,013	38	$12,542	39	$9,696	0	$0	0	$0	0	$0
Immediately following “Wellington Management Company LLP” under the “Portfolio Managers” header of the SAI, a new section is being added:
WESTERN ASSET MANAGEMENT COMPANY, LLC
Western Asset Management Company, LLC (“WAMCO”), serves as the Sub-Adviser to the Empower U.S. Government Securities Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and WAMCO dated February 26, 2024. WAMCO, a California limited liability company with its principal business address at 385 E. Colorado Blvd., Pasadena, CA 91101 is registered as an investment adviser pursuant to the Advisers Act. WAMCO is a wholly-owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization.
ECM is responsible for compensating WAMCO, which receives monthly compensation for its services at the annual rate of 0.10% of the average daily net asset value of the Fund.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. This information is provided as of October 31, 2023.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
S. Kenneth Leech*	95	$118,710	308	$64,945	643	$173,605	0	$0	24	$2,572	22	$11,731
Frederick R. Marki*	27	$45,568	25	$12,008	187	$54,122	0	$0	0	$0	6	$4,169
John L. Bellows*	23	$43,069	23	$11,059	179	$50,873	0	$0	0	$0	4	$1,762
Julien Scholnick*	26	$47,295	22	$11,007	175	$49,947	0	$0	0	$0	4	$1,762
Keith A. Luna*	0	$0	2	$685	45	$10,653	0	$0	0	$0	0	$0
Nicholas Mastroianni*	6	$2,211	2	$447	38	$11,704	0	$0	0	$0	0	$0
* Messiers Leech, Marki, Bellows, Scholnick, Luna and Mastroianni were added as portfolio managers of the Fund on February 26, 2024.

Material Conflicts of Interest Policy
WAMCO has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios arising out of its business as an investment adviser. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.
It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the advisers or an affiliate has an interest in the account. WAMCO has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.
With respect to securities transactions, WAMCO will determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), WAMCO may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. WAMCO’s team approach to portfolio management and block trading approach works to limit this potential risk.
WAMCO also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.
Employees of WAMCO have access to transactions and holdings information regarding client accounts and WAMCO’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, WAMCO maintains a code of ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the code of ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of WAMCO’s business. The code of ethics is administered by the Legal & Compliance department and monitored through WAMCO’s compliance monitoring program.
WAMCO may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. WAMCO also maintains a compliance monitoring program and engages independent auditors to conduct a SOC 1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.
Compensation
At WAMCO, one compensation methodology covers all employees, including investment professionals. Standard compensation includes competitive base salaries, generous employee benefits, incentive bonus and a retirement plan which includes an employer match and discretionary profit sharing. Incentive bonuses are usually distributed in November.
WAMCO’s compensation philosophy is to manage fixed costs by paying competitive base salaries, but reward performance through the incentive bonus. A total compensation range for each position within WAMCO is derived from annual market surveys and other relevant compensation-related data that benchmark each role to their job function and peer universe. This method is designed to base the reward for employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Furthermore, the incentive bonus makes up the variable component of total compensation. Additional details regarding the incentive bonus are below:
•Each employee participates in the annual review process in which a formal performance review is conducted at the end of the year and also a mid-year review is conducted halfway through the fiscal year.
•The incentive bonus is based on one’s individual contributions to the success of one’s team performance and WAMCO. The overall success of WAMCO will determine the amount of funds available to distribute for all incentive bonuses.
•Incentive compensation is the primary focus of management decisions when determining total compensation, as base salaries are purely targeting to pay a competitive rate for the role.
•WAMCO offers long-term incentives (in the form of a deferred cash plan) as part of the discretionary bonus for eligible employees. The eligibility requirements are discretionary and the plan participants include all investment professionals, sales and relationship management professionals and senior managers. The purpose of the plan is to retain key employees by allowing them to participate in the plans where the awards are deferred and can be invested into a variety of WAMCO funds until the vesting date. These contributions plus the investment gains are paid to the employee if he/she remains employed and in good standing with WAMCO until the discretionary contributions become vested. Discretionary contributions made to the plan will be placed in a special trust that restricts management's use of and access to the money.
For portfolio managers, the formal review process also includes the use of a balanced scorecard to measure performance. The balanced scorecard includes one-, three-, and five-year investment performance, monitoring of risk, (portfolio dispersion and tracking error), client support activities, adherence to client portfolio objectives and guidelines, and certain financial measures (assets under management and revenue trends). In reviewing investment performance, one-, three-, and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index. These are structured to reward sector specialists for contributions to WAMCO as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by the review process.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of January 24, 2024.
This Supplement must be accompanied by or read in conjunction with the current Prospectus, Summary Prospectus and SAI for the Fund, each dated April 28, 2023, as supplemented.
Please keep this Supplement for future reference.